OPPENHEIMER BOND FUND FOR GROWTH
                     SUPPLEMENT DATED MARCH 11, 1996 TO THE
                        PROSPECTUS DATED MARCH 11, 1996
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The Prospectus of Oppenheimer Bond Fund for Growth ("Fund") is supplemented as follows:

     In addition to paying dealers the regular sales commission for (1) sales of Class A Shares set forth in the sales charge table in "Buying Class A Shares" on page 31, (2) sales of Class B Shares as described in the third paragraph in "Distribution and Service Plans for Class B Shares and Class C Shares" on page 38, (3) sales of Class C Shares as described in the fourth paragraph in "Distribution and Service Plans for Class B Shares and Class C Shares" on page 38, and (4) sales of Class M Shares set forth in the sales charge table in "Buying Class M Shares" on page 40, the Distributor will pay an additional commission to each participating broker, dealer and financial institution that has a sales agreement with the Distributor (collectively, "Participating Firms") for Class A, Class B, Class C and Class M Shares of the Fund sold in certain transactions ("Qualifying Transactions") during a specified period of time (the "Promotion"). The additional commission will be 0.75% of the offering price of shares of the Fund sold by a registered representative or sales representative of a Participating Firm during the Promotion. If the additional commission is paid on the sale of Class A Shares of $1 million or more and those shares are redeemed within 13 months from the end of Class A Shares of $1 million or more and those shares are redeemed within 13 months from the end of the month in which they were purchased, the participating firm will be required to return the additional commission.

     Qualifying Transactions are sales of Class A, Class B, Class C and/or Class M Shares of the Fund or Class A, Class B and/or Class C Shares of any one or more of the Oppenheimer funds (except money market funds and tax-exempt funds) for (1) new Individual Retirement Accounts ("IRAs), using the OppenheimerFunds prototype IRA agreement, including rollover IRAs, SEP IRAs and SAR-SEP IRAs, where the IRA is established and the purchase payment is received during the period from January 1, 1996 through April 15, 1996 (the "Promotion Period") or,
(2) IRAs using the A.G. Edwards & Sons, Inc. prototype IRA agreement, including rollover IRAs, SEP IRAs and SAR-SEP IRAs, where the purchase payment is received during the Promotion Period. Qualifying Transactions also include purchase of shares of Oppenheimer funds for existing Oppenheimer Funds or A.G. Edwards & Sons, Inc. prototype IRAs, rollover IRAs, SEP IRAs and SAR-SEP IRAs effected through a rollover from an investor, or through a direct rollover or trustee-to-trustee transfer from another retirement plan trustee, of IRA assets or other employee benefit plan assets from an account or investment other than an account or investment in the Oppenheimer funds. To qualify, the payment for shares purchased for a rollover to an OppenheimerFunds prototype IRA or for a rollover, direct rollover or trustee-to-trustee transfer to an A.G. Edwards & Sons, Inc. prototype IRA must be received during the Promotion Period, or the acceptance of a direct rollover or trustee-to-trustee transfer to an OppenheimerFunds prototype IRA must be acknowledged by the trustee of the OppenheimerFunds prototype IRA during the Promotion Period. Qualifying Transactions do not include (1) purchase of Class A Shares or Class M Shares intended, but not yet made, under a Letter of Intent, and (2) purchases of Class A, Class B, Class C and/or Class M Shares with the redemption proceeds from an existing OppenheimerFunds account.

March 11, 1996                                         PSO345.002.0396